UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 7, 2011
Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-5560	04-2302115

(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

20 Sylvan Road, Woburn, MA	01801

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (781) 376-3000
Not applicable.

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
     On June 7, 2011, Skyworks Solutions, Inc. issued a press release, a copy of which is being furnished as Exhibit 99.1 to this Report on Form 8-K.
     The information in this Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibit.
(d) Exhibits
99.1      Press Release issued by the registrant on June 7, 2011, furnished herewith.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.
Date: June 7, 2011	/s/ Mark V.B. Tremallo
Mark V.B. Tremallo
Vice-President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by the registrant on June 7, 2011.